UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2011

GLOBAL EARTH ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

0-31343 (Commission File Number)	36-4567500 (IRS Employer Identification No.)
1213 Culberth Drive, Wilmington, North Carolina (principal executive offices)	28405 (Zip Code)

(910) 509-7232
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

On January 31, 2011, we filed with the Securities and Exchange Commission our Current Report on Form 8-K pertaining to the execution on January 26, 2011, of a Memorandum of Understanding with respect to the proposed purchase of $100,000,000.00 worth of our Series A convertible preferred stock LB Tim Co., Ltd., a South Korean corporation.

This Current Report on Form 8-K is being filed to reflect that the time for the potential closing under the Memorandum of Understanding has been extended until December 31, 2011.

Item 8.01.

Other Events.

Memorandum of Understanding.  On January 26, 2011, the registrant and LB Tim Co., Ltd., a South Korean corporation, executed a Memorandum of Understanding with respect to the proposed purchase of $100,000,000.00 worth of our Series A convertible preferred stock by LB Tim Co., Ltd.  The provisions of our Series A preferred stock have been previously described in our previous filings with the SEC.

Due to the fact that Global Earth Energy has been delayed in refining the terms of the proposed offering, the terms of which were finalized on March 22, 2011, Global Earth Energy and LBT desire to extend the time for the closing of the offering as described in the Memorandum of Understanding, the parties agreed to extend the closing date of the offering as described in the Memorandum of Understanding to December 31, 2011.

The notice of the Memorandum of Understanding in this Current Report is not used for the purpose of conditioning the market in the United States for any of the securities offered.  In addition, the securities offered will not be or have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The offering of the securities offered has been made by the registrant for the purpose of raising funds to further the joint venture operations of the registrant and other suitable projects of the registrant.

Any securities issued to LB Tim Co., Ltd. will bear the following legend:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAW OF ANY STATE OF THE UNITED STATES OR FOREIGN JURISDICTION.  THE TRANSFER OF THESE SECURITIES IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

A copy of the Memorandum of Understanding between Global Earth Energy, Inc. and LB Tim Co., Ltd. dated January 25, 2011 was previously filed as an exhibit.  A copy of the Amendment to the Memorandum of Understanding between Global Earth Energy, Inc. and LB Tim Co., Ltd. dated June 30, 2011 is attached to this Current Report as an exhibit.

Item 9.01.

Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.  Not applicable.

(b)

Pro forma financial information.  Not applicable.

(c)

Shell company transaction.  Not applicable.

(d)

Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Identification of Exhibits
10.1	Amendment to Memorandum of Understanding dated January 26, 2011, between Global Earth Energy, Inc. and LB Tim Co., Ltd., a South Korean corporation dated June 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2011.	GLOBAL EARTH ENERGY, INC.

By /s/ Sydney A. Harland
Sydney A. Harland, Chief Executive Officer

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